EXHIBIT 99.8
                                                                    ------------

                                                                    [BLUE PAPER]

                          NOTICE OF GUARANTEED DELIVERY
                                       OF
                             SHARES OF COMMON STOCK
                                       OF
                      FIRST FEDERAL FINANCIAL BANCORP, INC.


     This form, or a facsimile hereof, must be used in connection with your election of shares of Classic Bancshares, Inc. ("Classic") common stock, cash or a combination thereof for your shares of First Federal Financial Bancorp. Inc. ("First Federal") common stock if:

         (a) the certificates for your shares of common stock of First Federal are not immediately available;

         (b) time will not permit the Election Form and Letter of Transmittal ("Election Form") and other required documents to be delivered to the Exchange Agent on or before 5:00 p.m., Eastern time, on June 16, 2003 (the "Election Deadline"); or

         (c) the procedures for book-entry transfer cannot be completed on a timely basis.

     This form may be delivered by hand, mail or facsimile transmission to the Exchange Agent, and must be received by the Exchange Agent on or before the Election Deadline.

                             THE EXCHANGE AGENT IS:

                     AMERICAN STOCK TRANSFER & TRUST COMPANY


                         Fascimile Number: 718-234-5001
      For Account Information or to Confirm by Telephone Call: 800-937-5449

BY MAIL OR OVERNIGHT COURIER:       BY HAND:                             BY FACSIMILE:
American Stock Transfer & Trust     American Stock Transfer & Trust      American Stock Transfer & Trust
Company                             Company                              Company
59 Maiden Lane                      59 Maiden Lane                       Attention: Reorganization Department
New York, New York 10038            New York, New York 10038             718-234-5001

              DELIVERY OF THIS FORM TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN ONE LISTED ABOVE DOES NOT CONSTITUTE A VALID DELIVERY.


Ladies and Gentlemen:

     The undersigned hereby surrenders to American Stock Transfer & Trust Company, the Exchange Agent, upon the terms and subject to the conditions set forth in the joint proxy statement/prospectus, dated May 16, 2003, of Classic and First Federal and the related Election Form and Letter of Transmittal, receipt of which are hereby acknowledged, the number of shares of common stock of First Federal set forth on the reverse side pursuant to the guaranteed delivery procedures outlined in the section of the joint proxy statement/prospectus entitled "Election Procedures; Surrender of Stock Certificates."

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Number of Shares Surrendered:___________________________________________________

Certificate Nos.  (If available): ______________________________________________

[ ] Checkbox if shares will be surrendered by book-entry tarnsfer.

DTC Account Number:_________________

Name(s)of Record Holder(s):_____________________________________________________

Address:

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Area Code and Telephone Number (       ) _______________________________________
                               ---------

Social Security Number_______-_____-_______ or

Employer Identification Number ____________


Dated:_____________, 2003                    -----------------------------------

                                             -----------------------------------
                                                        Signature(s)

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                                    GUARANTEE

The undersigned, a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office, branch, or agency in the United States, hereby guarantees to deliver to the Exchange Agent certificates representing the shares tendered hereby, in proper form for transfer (or surrender shares pursuant to the procedure for book-entry transfer into the Exchange Agent account at the Depository Trust Company), together with (i) a properly completed and duly executed Election Form (or facsimile thereof) with any required signature guarantees, and (ii) any other required document, within three business days after the Election Deadline.

Name of Firm:_________________________       ___________________________________
                                                      (authorized signature)

Address:______________________________       Name:______________________________

______________________________________       Title:_____________________________
City              State      Zip Code

Area Code and Tel.  No.:______________       Dated:_______________________, 2003

            DO NOT SEND STOCK CERTIFICATES WITH THIS FORM. YOUR STOCK CERTIFICATES MUST BE SENT WITH THE ELECTION FORM AND LETTER OF TRANSMITTAL
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This form is not to be used to guarantee signatures. If a signature on a Form of
Election requires a Medallion Signature Guarantee, such guarantee must appear in the applicable space provided on the Form of Election.